SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                 FORM 8-K

                              CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                      SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of earliest event reported): September 26, 2006

                          Timberland Bancorp, Inc.
            (Exact name of registrant as specified in its charter)

        Washington                0-23333               91-1863696
 ---------------------------    -----------         ------------------
 State or other jurisdiction    Commission          (I.R.S. Employer
 Of incorporation               File Number         Identification No.)


 624 Simpson Avenue, Hoquiam, Washington                   98550
 ---------------------------------------                 ----------
 (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number (including area code) (360) 533-4747


 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

 [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01  Entry into a Material Definitive Agreement
-----------------------------------------------------

Base Salary of Named Executive Officer

     On September 26, 2006, Timberland Bancorp, Inc. ("Company") and its wholly owned subsidiary, Timberland Bank ("Bank"), increased the annual base salary of its named executive officer, Michael R. Sand, President and Chief Executive Officer, to $200,000 from $186,375 effective October 1, 2006. The increase is based on the recommendation of the Company's and the Bank's respective Board of Directors' Compensation Committee.

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                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   TIMBERLAND BANCORP,INC.


DATE:  October 2, 2006             By: /s/Dean J. Brydon
                                       ---------------------------
                                       Dean J. Brydon
                                       Chief Financial Officer

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